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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of Earliest Event Reported)     May 25, 2004
                                                          ----------------------

                      Advanced Technology Industries, Inc.
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             (Exact Name of Registrant as Specified in its Charter)

                                     Delaware
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                 (State or Other Jurisdiction of Incorporation)

           0-23761                                   13-4000208
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    (Commission File Number)            (I.R.S. Employer Identification No.)

                   Seydelstrasse 28  Berlin, Germany        10117
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    (Address of Principal Executive Offices)               (Zip Code)

                                (49) 30 201 7780
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              (Registrant's Telephone Number, Including Area Code)

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         (Former name or former address, if changed since last report.)

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Item 9.  Regulation FD Disclosure.

         An investor relations firm retained by Advanced Technology Industries, Inc. distributed the attached information.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  Advanced Technology Industries, Inc.
                                  -------------------------------------------
                                  (Registrant)

Dated: May 25, 2004               By:   /s/ James Samuelson
                                  Name: James Samuelson
                                  Title: Vice President